UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2023 (August 30, 2023)
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Chief Financial Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer
On August 30, 2023, Lauren White informed us of her intent to resign from C4 Therapeutics, Inc. (the “Company”), effective as of Friday September 15, 2023. Following that date, Ms. White will cease to serve in the roles of Chief Financial Officer, Treasurer, principal financial officer and principal accounting officer. Ms. White’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.
Appointment of Chief Financial Officer, Treasurer and Principal Financial Officer
On September 5, 2023, the Company announced the appointment of Kendra Adams as its Chief Financial Officer, Treasurer and principal financial officer, effective as of Monday September 18, 2023.
Ms. Adams, age 47, has served as the Company’s Senior Vice President, Communications and Investor Relations, and a member of the Company’s leadership team since she joined the Company in November 2020. Prior to joining the Company, she served as the Vice President, Investor Relations and External Communications, and Senior Director, Investor Relations and Public Relations, at Agios Pharmaceuticals, a biopharmaceutical company, from December 2015 to November 2020. Before that, Ms. Adams served in investor relations roles at Ariad Pharmaceuticals and Amgen. Earlier in her career, Ms. Adams served in a variety of finance roles at KPMG LLP and General Electric. Ms. Adams earned a B.A.in economics at Hamilton College.
Upon her appointment to this new role, Ms. Adams will receive an annual base salary of $450,000 and will be eligible to receive an annual performance bonus of up to 40% of her base salary. In connection with her appointment, Ms. Adams will also receive an option to purchase up to 111,000 shares of the Company’s common stock at the exercise price equal to the last reported price of the Company’s stock on the Nasdaq Stock Market on the effective date of her commencement of this new role, with 25% of this stock option award to vest on the first anniversary of the grant date and the balance to vest in 12 equal quarterly installments over the subsequent three years. On the effective date of her commencement of this new role, Ms. Adams will also receive 25,000 restricted stock units, which will vest annually over four years from the grant date.
Ms. Adams is already a party to an indemnification agreement with the Company in substantially the form filed as Exhibit 10.6 to the Company’s registration statement on Form S-1 on September 10, 2020, which is also incorporated herein by reference.
There are no family relationships between Ms. Adams and any of the Company’s directors or executive officers. In addition, Ms. Adams is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company issued a press release on September 5, 2023 announcing Ms. Adams’ appointment. The press release is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Appointment of Chief Accounting Officer and Principal Accounting Officer
The Company has also appointed Mark Mossler as its Chief Accounting Officer and principal accounting officer, effective as of Monday September 18, 2023.
Mr. Mossler, age 50, has served as the Company’s Vice President, Corporate Controller, since he joined the Company in June 2023. Prior to joining the Company, he served as the Senior Director of Global Accounting for BeiGene, Ltd., a biotechnology company, from May 2017 to June 2023. Before that, Mr. Mossler served in a variety of accounting roles at companies in the biotechnology and technology industries. Mr. Mossler earned a B.Sc. in accounting at Babson College and an MBA from Babson College, Olin Graduate School of Business and is a certified public accountant.
Effective upon Mr. Mossler’s appointment to this new role, he will receive an annual base salary of $315,000 and be eligible to receive an annual performance bonus of up to 30% of his base salary.
Mr. Mossler will also enter into an indemnification agreement with the Company in substantially the form filed as Exhibit 10.6 to the Company’s registration statement on Form S-1 on September 10, 2020, which is also incorporated herein by reference.
There are no family relationships between Mr. Mossler and any of the Company’s directors or executive officers. In addition, Mr. Mossler is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press release issued September 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: September 5, 2023	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legal Officer